U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

FEBRUARY 21,  2012 (FEBRUARY 15, 2012)
Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

Commission File Number: 0-11740

COLORADO (State or other Jurisdiction of Incorporation or Organization)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO	80228
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On February 15, 2012, the Company’s CEO, John J. Sullivan Ph.D., made a presentation at the RedChip Small-Cap Equities Virtual Conference.  In conjunction with that presentation, the Company presented slides highlighting the company’s performance, products, markets and goals.  A copy of the slides that were presented is furnished as Exhibit 99.1 to this Current Report on Form 8-K

ITEM 9.01  Financial Statements and Exhibits

(d)           Exhibits

99.1        Mesa Laboratories, Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES, INC.
(Issuer)

DATED: February 21, 2012	BY:	/s/ John J. Sullivan, Ph.D.
John J. Sullivan, Ph.D.
Chief Executive Officer, Treasurer and Director

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Mesa Laboratories, Inc. Investor Presentation	Filed herewith